UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2020

ScanSource, Inc.

(Exact name of Registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615

(Address, Including Zip Code, of Principal Executive Offices)

(864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 23, 2020, the Company issued a press release announcing an update to its preliminary fourth quarter 2020 net sales. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference and also made available through the Company’s website at www.scansource.com.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933 or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information contained in Item 8.01 of this Current Report on Form 8-K regarding the Company’s expense reduction plan is incorporated herein by reference.

Item 8.01	Other Events.

On July 23, 2020, the Company announced actions to address the business impacts of the COVID-19 pandemic and prepare for the next phase of growth. These actions include a $30 million expense reduction plan designed to better align the cost structure for its wholesale distribution business with lower sales volumes as a result of the COVID-19 pandemic. As part of the plan, the Company will continue to invest in its higher growth agency business, Intelisys. Strong growth for the Intelisys business has continued, even with the COVID-19 pandemic.

The expense reduction plan includes (i) temporary base salary reductions of 10% to 25% for the executive team through December 31, 2020, with a reduction of 25% for the Chairman and Chief Executive Officer, 15% for the Chief Financial Officer, and 10% for the Chief Legal and Strategy Officer, (ii) elimination of cash retainers for the Board of Directors through December 31, 2020, (iii) cost savings measures related to discretionary SG&A expenses, (iv) a reduction in workforce in North America, excluding the Intelisys business and (v) the wind-down of the Canpango professional services business.

A press release announcing the same is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by ScanSource, Inc. on July 23, 2020

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: July 23, 2020	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chairman and Chief Executive Officer